Proceedings Under Chapter 11	12 Months Ended
Dec. 31, 2015
Reorganizations [Abstract]
Proceedings Under Chapter 11
NOTE 3: PROCEEDINGS UNDER CHAPTER 11
Chapter 11 Reorganization—On December 8, 2008 (the “Petition Date”), Tribune Company and 110 of its direct and indirect wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (collectively, the “Chapter 11 Petitions”) under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 12, 2009, Tribune CNLBC, LLC (formerly known as Chicago National League Ball Club, LLC) (“Tribune CNLBC”), which held the majority of the assets and liabilities related to the businesses of the Chicago Cubs Major League Baseball franchise (the “Chicago Cubs”), also filed a Chapter 11 Petition and thereafter became a Debtor. As further described below, a plan of reorganization for the Debtors became effective and the Debtors emerged from Chapter 11 on December 31, 2012 (the “Effective Date”). On March 16, 2015 and July 24, 2015, the Bankruptcy Court entered final decrees closing 96 of the Debtors’ Chapter 11 cases. The remaining Debtors’ Chapter 11 proceedings continue to be jointly administered under the caption In re Tribune Media Company, et al., Case No. 08-13141.
The Company’s consolidated financial statements for December 31, 2012 include the accounts of the Debtors and certain direct and indirect wholly-owned subsidiaries which had not filed petitions for relief under Chapter 11 of the Bankruptcy Code as of or subsequent to the Petition Date and were, therefore, not Debtors as of December 31, 2012.
From the Petition Date and until the Effective Date, the Debtors operated their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and applicable orders of the Bankruptcy Court. In general, as debtors-in-possession, the Debtors were authorized under Chapter 11 of the Bankruptcy Code to continue to operate as ongoing businesses, but could not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court. Where appropriate, the Company and its business operations as conducted on or prior to December 30, 2012 are also herein referred to collectively as the “Predecessor.” The Company and its business operations as conducted on or subsequent to the Effective Date are also herein referred to collectively as the “Successor,” “Reorganized Debtors” or “Reorganized Tribune Company.”
Plan of Reorganization—In order to emerge from Chapter 11, a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code and provides for emergence from bankruptcy as a going concern must be proposed and confirmed by a bankruptcy court. A plan of reorganization addresses, among other things, prepetition obligations, sets forth the revised capital structure of the newly-reorganized entities and provides for their corporate governance subsequent to emergence from court supervision under Chapter 11.
On April 12, 2012, the Debtors, Oaktree Capital Management, L.P. (“Oaktree”), Angelo, Gordon & Co. L.P. (“AG”), the Creditors’ Committee (defined below) and JPMorgan Chase Bank, N.A. (“JPMorgan” and, together with the Debtors, Oaktree, AG and the Creditors’ Committee, the “Plan Proponents”) filed the Fourth Amended Joint Plan of Reorganization for Tribune Company and its Subsidiaries with the Bankruptcy Court (as subsequently modified by the Plan Proponents, the “Plan”). On July 23, 2012, the Bankruptcy Court issued an order confirming the Plan (the “Confirmation Order”). The Plan constitutes a separate plan of reorganization for each of the Debtors and sets forth the terms and conditions of the Debtors’ reorganization. See the “Terms of the Plan” section below for a description of the terms and conditions of the confirmed Plan.
The Debtors’ plan of reorganization was the product of extensive negotiations and contested proceedings before the Bankruptcy Court, principally relating to the resolution of certain claims and causes of action arising between certain of the Company’s creditors in connection with the series of transactions (collectively, the “Leveraged ESOP Transactions”) consummated by the Predecessor and the Tribune Company employee stock ownership plan (the “ESOP”), EGI-TRB, L.L.C., a Delaware limited liability company wholly-owned by Sam Investment Trust (a trust established for the benefit of Samuel Zell and his family) (the “Zell Entity”) and Samuel Zell in 2007.
The Debtors’ emergence from bankruptcy as a restructured company was subject to the consent of the Federal Communications Commission (the “FCC”) for the assignment of the Debtors’ FCC broadcast and auxiliary station licenses to the Reorganized Debtors. On April 28, 2010, the Debtors filed applications with the FCC to obtain FCC approval for the assignment of the FCC licenses from the Debtors as “debtors-in possession” to the Reorganized Debtors. On November 16, 2012, the FCC released a Memorandum Opinion and order (the “Exit Order”) granting the Company’s applications to assign its broadcast and auxiliary station licenses from the debtors-in-possession to the Company’s licensee subsidiaries. In the Exit Order, the FCC granted the Reorganized Debtors a permanent newspaper/broadcast cross-ownership waiver in the Chicago market, temporary newspaper/broadcast cross-ownership waivers in the New York, Los Angeles, Miami-Fort Lauderdale and Hartford-New Haven markets and two other waivers permitting common ownership of television stations in Connecticut and Indiana. See the “FCC Regulation” section of Note 13 for further information.
Following receipt of the FCC’s consent to the implementation of the Plan, but prior to the Effective Date, the Company and its subsidiaries consummated an internal restructuring, pursuant to and in accordance with the terms of the Plan. These restructuring transactions included, among other things, (i) converting certain of the Company’s subsidiaries into limited liability companies or merging certain of the Company’s subsidiaries into newly-formed limited liability companies, (ii) consolidating and reallocating certain operations, entities, assets and liabilities within the organizational structure of the Company and (iii) establishing a number of real estate holding companies.
On the Effective Date, all of the conditions precedent to the effectiveness of the Plan were satisfied or waived, the Debtors emerged from Chapter 11, and the settlements, agreements and transactions contemplated by the Plan to be effected on the Effective Date were implemented, including, among other things, the appointment of a new board of directors and the initiation of distributions to creditors. As a result, the ownership of the Company changed from the ESOP to certain of the Company’s creditors on the Effective Date. On January 17, 2013, the board of directors of Reorganized Tribune Company (the “Board”) appointed a chairman of the Board and a new chief executive officer. Such appointments were effective immediately.
In connection with the Debtors’ emergence from Chapter 11, on the Effective Date and in accordance with and subject to the terms of the Plan, (i) the ESOP was deemed terminated in accordance with its terms, (ii) the unpaid principal and interest remaining on the promissory note of the ESOP in favor of the Company was forgiven, (iii) all of the Company’s $0.01 par value common stock held by the ESOP was canceled, including the 8,294,000 of the shares held by the ESOP that were committed for release or allocated to employees at December 30, 2012 (as further described below) and (iv) new shares of Reorganized Tribune Company were issued to shareholders who did not meet the necessary criteria to qualify as a subchapter S corporation shareholder. As a result, Reorganized Tribune Company converted from a subchapter S corporation to a C corporation under the IRC. See Note 14 for further information. On the Effective Date, the $37 million reported as common shares held by ESOP, net of unearned compensation, was eliminated and recorded as a direct adjustment to the Predecessor’s retained earnings (deficit) as part of the Successor’s adoption of fresh-start reporting. Furthermore, on the Effective Date the Predecessor Warrants (as defined and described below) were cancelled and the $225 million subordinated promissory note due December 20, 2018 (including accrued and unpaid interest) was terminated and extinguished. As a result of the cancellation of the Predecessor Warrants, the $255 million fair value attributed to the Predecessor Warrants was eliminated and recorded as a direct adjustment to the Predecessor’s retained earnings (deficit) on the Effective Date as part of the Successor’s adoption of fresh-start reporting. See Note 4 for additional information on the adoption of fresh-start reporting.
Terms of the Plan—The following is a summary of the material settlements and other agreements entered into, distributions made and transactions consummated by the Company on or about the Effective Date pursuant to, and in accordance with, the terms of the Plan. The following summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan and the agreements and other documents related thereto, including those described below.

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Cancellation of certain prepetition obligations: On the Effective Date, the Debtors’ prepetition equity (other than equity interests in subsidiaries of Tribune Company), debt and certain other obligations were cancelled, terminated and/or extinguished, including: (i) the 56,521,739 shares of the Predecessor’s $0.01 par value common stock held by the ESOP, (ii) the warrants to purchase 43,478,261 shares of the Predecessor’s $0.01 par value common stock held by the Zell Entity and certain other minority interest holders, (iii) the aggregate $225 million subordinate promissory notes (including accrued and unpaid interest) held by the Zell Entity and certain other minority interest holders, (iv) all of the Predecessor’s other outstanding notes and debentures and the indentures governing such notes and debentures (other than for purposes of allowing holders of the notes to receive distributions under the Plan and allowing the trustees for the senior noteholders and the holders of the Predecessor’s Exchangeable Subordinated Debentures due 2029 (“PHONES”) to exercise certain limited rights), and (v) the Predecessor’s prepetition credit facilities applicable to the Debtors (other than for purposes of allowing creditors under a $8.028 billion senior secured credit agreement (as amended, the “Credit Agreement”) to receive distributions under the Plan and allowing the administrative agent for such facilities to exercise certain limited rights).

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Assumption of prepetition executory contracts and unexpired leases: On the Effective Date, any prepetition executory contracts or unexpired leases of the Debtors that were not previously assumed or rejected pursuant to Section 365 of the Bankruptcy Code or rejected pursuant to the Plan were deemed assumed by the applicable Reorganized Debtors, including certain prepetition executory contracts for broadcast rights.

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Distributions to Creditors: On the Effective Date (or as soon as practicable thereafter), (i) holders of allowed senior loan claims received approximately $2.9 billion in cash, approximately 98.2 million shares of Common Stock and Warrants (as defined and described below), plus interests in the Litigation Trust (as defined and described below), (ii) holders of allowed claims related to a $1.6 billion twelve-month bridge facility entered into on December 20, 2007 (the “Bridge Facility”) received a pro rata share of $65 million in cash (equal to approximately 3.98% of their allowed claim) plus interests in the Litigation Trust (as defined and described below), (iii) holders of allowed senior noteholder claims (including the fee claims of indenture trustees for the senior notes) received a pro rata share of either $431 million of cash or a “strip” of consideration consisting of 6.27% of the proceeds from a term loan facility (see the “Exit Financing Facilities” section of Note 10), common stock or warrants in Reorganized Tribune Company and cash (collectively, a “Strip”) (on average, equal to approximately 33.3% of their allowed claim) plus interests in the Litigation Trust (as defined and described below), (iv) holders of allowed other parent claims received either (a) cash or a Strip in an amount equal to approximately 35.18% of their allowed claim plus a pro rata share of additional cash or a Strip, as applicable, of approximately $2 million or (b) cash or a Strip in an amount equal to approximately 32.73% of their allowed claim plus a pro rata share of additional cash or a Strip, as applicable, of approximately $2 million plus interests in the Litigation Trust (as defined and described below), (v) holders of allowed general unsecured claims against the Debtors other than Tribune Company and convenience claims against Tribune Company received cash in an amount equal to 100% of their allowed claim, and (vi) holders of unclassified claims, priority non-tax claims and certain other secured claims received cash in an amount equal to 100% of their allowed claim. In the aggregate, Reorganized Tribune Company distributed approximately $3.516 billion of cash, approximately 100 million shares of Common Stock and Warrants (as defined and described below) with a fair value determined pursuant to the Plan of approximately $4.536 billion and interests in the Litigation Trust (as defined and described below). The cash distribution included the $727 million of restricted cash and cash equivalents and the proceeds from a term loan which was entered into on the Effective Date and subsequently extinguished in 2013 (see the “Exit Financing Facilities” section of Note 10). In addition, Reorganized Tribune Company transferred $187 million of cash to certain restricted accounts for the limited purpose of funding certain future claim payments and professional fees.

In addition, on the Effective Date, letters of credit issued under the Predecessor’s debtor-in-possession facility were replaced with new letters of credit under a new revolving credit facility and subsequently terminated. All allowed priority tax and non-tax claims and other secured claims not paid on the Effective Date and subsidiary interests were reinstated and allowed administrative expense claims will be paid in full when due.

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Issuance of new equity securities: Effective as of the Effective Date, Reorganized Tribune Company issued 78,754,269 shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and 4,455,767 shares of Class B Common Stock, par value $0.001 per share (“Class B Common Stock,” and together with Class A Common Stock, “Common Stock”). Any holder (with the exception of AG, JPMorgan and Oaktree, each of which previously submitted ownership information to the FCC) who possessed greater than 4.99% of the Class A Common stock after allocation of the Warrants and holders making voluntary elections, were instead allocated Class B Common Stock until such holder’s Class A Common Stock represented no more than 4.99% of Reorganized Tribune Company’s Class A Common Stock in order to comply with the FCC ownership rules and requirements. The Class A Common Stock and Class B Common Stock generally provide identical economic rights, but holders of the Class B Common Stock have limited voting rights, including that such holders have no right to vote in the election of directors. Subject to the ownership limitation noted above, each share of Class A Common Stock is convertible into one share of Class B Common Stock and each share of Class B Common Stock is convertible into one share of Class A Common Stock, in each case, at the option of the holder at any time. In addition, on the Effective Date, Reorganized Tribune Company entered into a warrant agreement (the “Warrant Agreement”), pursuant to which Reorganized Tribune Company issued 16,789,972 warrants to purchase Common Stock (the “Warrants”). Reorganized Tribune Company issued the Warrants in lieu of Common Stock to creditors that were otherwise eligible to receive Common Stock in connection with the implementation of the Plan in order to comply with the FCC’s foreign ownership restrictions.

Furthermore, pursuant to Reorganized Tribune Company’s certificate of incorporation and the Warrant Agreement, in the event Reorganized Tribune Company determines that the ownership or proposed ownership of Common Stock or Warrants, as applicable, would be inconsistent with or violate any federal communications laws, materially limit or impair any business activities or proposed business activities of Reorganized Tribune Company under any federal communications laws, or subject Reorganized Tribune Company to any regulation under any federal communications laws to which Reorganized Tribune Company would not be subject, but for such ownership or proposed ownership, Reorganized Tribune Company may, among other things: (i) require a holder of Common Stock or Warrants to promptly furnish information reasonably requested by Reorganized Tribune Company, including information with respect to citizenship, ownership structure, and other ownership interests and affiliations; (ii) refuse to permit a proposed transfer or conversion of Common Stock, or condition transfer or conversion on the prior consent of the FCC; (iii) refuse to permit a proposed exercise of Warrants, or condition exercise on the prior consent of the FCC; (iv) suspend the rights of ownership of the holders of Common Stock or Warrants; (v) require the conversion of any or all shares of Common Stock held by a stockholder into shares of any other class of capital stock of Reorganized Tribune Company with equivalent economic value, including the conversion of shares of Class A Common Stock into shares of Class B Common Stock or the conversion of shares of Class B Common Stock into shares of Class A Common Stock; (vi) require the exchange of any or all shares of Common Stock held by any stockholder of Reorganized Tribune Company for Warrants to acquire the same number and class of shares of capital stock in Reorganized Tribune Company; (vii) to the extent the foregoing are not reasonably feasible, redeem any or all such shares of Common Stock; or (viii) exercise other appropriate remedies, at law or in equity, in any court of competent jurisdiction to prevent or cure any such situation. As permitted under the Plan, the Reorganized Debtors have adopted an equity incentive plan for the purpose of granting awards to directors, officers and employees of Reorganized Tribune Company and its subsidiaries.

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Registration Rights Agreement: On the Effective Date, Reorganized Tribune Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain entities related to AG (the “AG Group”), Oaktree Tribune, L.P., an affiliate of Oaktree (the “Oaktree Group”) and Isolieren Holding Corp., an affiliate of JPMorgan (the “JPM Group,” and each of the JPM Group, AG Group and Oaktree Group, a “Stockholder Group”) and certain other holders of Registrable Securities who become a party thereto. See Note 16 for further information.

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Exit credit facilities: On the Effective Date, Reorganized Tribune Company entered into a $1.100 billion secured term loan facility with a syndicate of lenders led by JPMorgan (the “Term Loan Exit Facility”), the proceeds of which were used to fund certain required distributions to creditors under the Plan. In addition, on the Effective Date, Reorganized Tribune Company, along with certain of its reorganized operating subsidiaries as additional borrowers, entered into a secured asset-based revolving credit facility of up to $300 million, subject to borrowing base availability, with a syndicate of lenders led by Bank of America, N.A., to fund ongoing operations. See the “Exit Financing Facilities” section of Note 10 for further information.

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Settlement of certain causes of action related to the Leveraged ESOP Transactions: The Plan provided for the settlement of certain causes of action arising in connection with the Leveraged ESOP Transactions, against the lenders under the Credit Agreement, JPMorgan as administrative agent under the Credit Agreement, the agents, arrangers, joint bookrunner and other similar parties under the Credit Agreement, the lenders under the Bridge Facility and the administrative agent under the Bridge Facility. It also included a “Step Two/Disgorgement Settlement” of claims for disgorgement of prepetition payments made by the Predecessor on account of the debt incurred in connection with the closing of the second step of the Leveraged ESOP Transactions on December 20, 2007 against parties who elected to participate in such settlement. These settlements resulted in incremental recovery to creditors other than lenders under the Credit Agreement and the Bridge Facility of approximately $521 million above their “natural” recoveries absent such settlements.

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The Litigation Trust: On the Effective Date, except for those claims released as part of the settlements described above, all other causes of action related to the Leveraged ESOP Transactions held by the Debtors’ estates and preserved pursuant to the terms of the Plan (the “Litigation Trust Preserved Causes of Action”) were transferred to a litigation trust formed, pursuant to the Plan, to pursue the Litigation Trust Preserved Causes of Action for the benefit of certain creditors that received interests in the litigation trust as part of their distributions under the Plan (the “Litigation Trust”). The Litigation Trust is managed by an independent third party trustee (the “Litigation Trustee”) and advisory board and, pursuant to the terms of the agreements forming the Litigation Trust, Reorganized Tribune Company is not able to exert any control or influence over the administration of the Litigation Trust, the pursuit of the Litigation Trust Preserved Causes of Action or any other activities of the Litigation Trust. In connection with the formation of the Litigation Trust, and pursuant to the terms of the Plan, Reorganized Tribune Company entered into a credit agreement (the “Litigation Trust Loan Agreement”) with the Litigation Trust whereby Reorganized Tribune Company made a non-interest bearing loan of $20 million in cash to the Litigation Trust on the Effective Date. Subject to the Litigation Trust’s right to maintain an expense fund of up to $25 million, under the terms of the Litigation Trust Loan Agreement, the Litigation Trust is required to repay to Reorganized Tribune Company the principal balance of the loan with the proceeds received by the Litigation Trust from the pursuit of the Litigation Trust Preserved Causes of Action only after the first $90 million in proceeds, if any, are disbursed to certain holders of interests in the Litigation Trust. Concurrent with the disbursement of the $20 million loan to the Litigation Trust on the Effective Date, the Predecessor recorded a valuation allowance of $20 million against the principal balance of the loan given the uncertainty as to the timing and amount of principal repayments to be received in the future. The charge to establish the valuation allowance is included in reorganization items, net in the Predecessor’s Consolidated Statement of Operations for December 31, 2012 (see Note 4 for further information). In addition, pursuant to certain agreements entered into between Reorganized Tribune Company and the Litigation Trust, on the Effective Date in accordance with the Plan, Reorganized Tribune Company is required to reasonably cooperate with the Litigation Trustee in connection with the Litigation Trustee’s pursuit of the Litigation Trust Preserved Causes of Action by providing reasonable access to records and information relating to the Litigation Trust Preserved Causes of Action, provided, however, that the Litigation Trust is required to reimburse Reorganized Tribune Company for reasonable and documented out-of-pocket expenses, subject to limited exceptions, in performing its obligations under such agreements up to a cap of $625,000. Reorganized Tribune Company has the right to petition the Bankruptcy Court to increase the cap upon a showing that Reorganized Tribune Company’s costs significantly exceed $625,000. On January 4, 2013, Reorganized Tribune Company filed a notice with the Bankruptcy Court stating that, in the opinion of the independent valuation expert retained by Reorganized Tribune Company, the fair market value of the Litigation Trust Preserved Causes of Action as of the Effective Date was $358 million.

•	Other Plan provisions: The Plan and Confirmation Order also contain various discharges, injunctive provisions and releases that became operative on the Effective Date.
Since the Effective Date, Reorganized Tribune Company has substantially consummated the various transactions contemplated under the Plan. In particular, Reorganized Tribune Company has made all distributions of cash, Common Stock and Warrants that were required to be made under the terms of the Plan to creditors holding allowed claims as of December 31, 2012. Claims of general unsecured creditors that become allowed on or after the Effective Date have been or will be paid on the next quarterly distribution date after such allowance.
Pursuant to the terms of the Plan, the Company is also obligated to make certain additional payments to certain creditors, including certain distributions that may become due and owing subsequent to the Effective Date and certain payments to holders of administrative expense priority claims and fees earned by professional advisors during the Chapter 11 proceedings. As described above, on the Effective Date, Reorganized Tribune Company held restricted cash of $187 million which is estimated to be sufficient to satisfy such obligations. At December 31, 2015, restricted cash held by Reorganized Tribune Company to satisfy the remaining claim obligations was $18 million and is estimated to be sufficient to satisfy such obligations. If the aggregate allowed amount of the remaining claims exceeds the restricted cash held for satisfying such claims, the Company would be required to satisfy the allowed claims from its cash on hand from operations.
Confirmation Order Appeals—Notices of appeal of the Confirmation Order were filed on July 23, 2012 by (i) Aurelius Capital Management, LP (“Aurelius”), on behalf of its managed entities that were holders of the Predecessor’s senior notes and PHONES and (ii) Law Debenture Trust Company of New York (“Law Debenture”), successor trustee under the indenture for the Predecessor’s prepetition 6.61% debentures due 2027 and the 7.25% debentures due 2096, and Deutsche Bank Trust Company Americas (“Deutsche Bank”), successor trustee under the indentures for the Predecessor’s prepetition medium-term notes due 2008, 4.875% notes due 2010, 5.25% notes due 2015, 7.25% debentures due 2013 and 7.5% debentures due 2023. Additional notices of appeal were filed on August 2, 2012 by Wilmington Trust Company (“WTC”), as successor indenture trustee for the PHONES, and on August 3, 2012 by the Zell Entity (the Zell Entity, together with Aurelius, Law Debenture, Deutsche Bank and WTC, the “Appellants”). The confirmation appeals were transmitted to the United States District Court for the District of Delaware (the “Delaware District Court”) and were consolidated, together with two previously-filed appeals by WTC of the Bankruptcy Court’s orders relating to certain provisions in the Plan, under the caption Wilmington Trust Co. v. Tribune Co. (In re Tribune Co.), Case Nos. 12-cv-128, 12-mc-108, 12-cv-1072, 12-cv-1073, 12-cv-1100 and 12-cv-1106. Case No. 12-mc-108 was closed without disposition on January 14, 2014.
The Appellants seek, among other relief, to overturn the Confirmation Order and certain prior orders of the Bankruptcy Court, including the settlement of certain claims and causes of action related to the Leveraged ESOP Transactions that was embodied in the Plan (see above for a description of the terms and conditions of the confirmed Plan). WTC and the Zell Entity also sought to overturn determinations made by the Bankruptcy Court concerning the priority in right of payment of the PHONES and the subordinated promissory notes held by the Zell Entity and its permitted assignees, respectively. There is currently no stay of the Confirmation Order in place pending resolution of the confirmation-related appeals. In January 2013, Reorganized Tribune Company filed a motion to dismiss the appeals as equitably moot, based on the substantial consummation of the Plan. On June 18, 2014, the Delaware District Court entered an order granting in part and denying in part the motion to dismiss. The effect of the order was to dismiss all of the appeals, with the exception of the relief requested by the Zell Entity concerning the priority in right of payment of the subordinated promissory notes held by the Zell Entity and its permitted assignees with respect to any state law fraudulent transfer claim recoveries from a Creditor Trust that was proposed to be formed under a prior version of the Plan, but was not formed under the Plan as confirmed by the Bankruptcy Court. The Delaware District Court vacated the Bankruptcy Court’s ruling to the extent it opined on that issue. On July 16, 2014, Aurelius, Law Debenture and Deutsche Bank timely appealed the Delaware District Court’s order to the U.S. Court of Appeals for the Third Circuit. On August 19, 2015, the Third Circuit affirmed the Delaware District Court’s dismissal of Aurelius’s appeal of the Confirmation Order. The Third Circuit, however, reversed the Delaware District Court’s dismissal of Law Debenture’s and Deutsche Bank’s appeals of the Confirmation Order, and remanded those appeals to the District Court for further proceedings on the merits. On September 11, 2015, the Third Circuit denied Aurelius’s petition for en banc review of the court’s decision and on January 11, 2016, Aurelius filed a petition for writ of certiorari to the U.S. Supreme Court. That petition remains pending. If the Appellants succeed on appeal, including on any appeal of the Third Circuit’s order, the Company’s financial condition may be adversely affected.
Certain Causes of Action Arising From the Leveraged ESOP Transactions—On April 1, 2007, the Predecessor’s board of directors (the “Predecessor Board”), based on the recommendation of a special committee of the Predecessor Board comprised entirely of independent directors, approved the Leveraged ESOP Transactions with the ESOP, the Zell Entity and Samuel Zell. On December 20, 2007, the Predecessor completed the Leveraged ESOP Transactions, which culminated in the cancellation of all issued and outstanding shares of the Predecessor’s common stock as of that date, other than shares held by the Predecessor or the ESOP, and with the Predecessor becoming wholly-owned by the ESOP. The Leveraged ESOP Transactions consisted of a series of transactions that included the following:

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On April 1, 2007, the Predecessor entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GreatBanc Trust Company, not in its individual or corporate capacity, but solely as trustee of the Tribune Employee Stock Ownership Trust, a separate trust which forms a part of the ESOP, Tesop Corporation, a Delaware corporation wholly-owned by the ESOP (“Merger Sub”), and the Zell Entity (solely for the limited purposes specified therein) providing for Merger Sub to be merged with and into Tribune Company, and following such merger, the Predecessor to continue as the surviving corporation wholly-owned by the ESOP (the “Merger”).

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On April 1, 2007, the ESOP purchased 8,928,571 shares of the Predecessor’s common stock at a price of $28.00 per share. The ESOP paid for this purchase with a promissory note in the principal amount of $250 million, to be repaid by the ESOP over the 30-year life of the loan through its use of annual contributions from the Predecessor to the ESOP and/or distributions paid on the shares of common stock held by the ESOP. Upon consummation of the Merger (as described below), the 8,928,571 shares of the Predecessor’s common stock held by the ESOP were converted into 56,521,739 shares of common stock and represented the only outstanding shares of capital stock of the Predecessor after the Merger. Approximately 8,294,000 of the shares held by the ESOP were committed for release or allocated to employees at December 30, 2012. On April 25, 2007, the Predecessor commenced a tender offer to repurchase up to 126 million shares of common stock that were then outstanding at a price of $34.00 per share in cash (the “Share Repurchase”). The tender offer expired on May 24, 2007 and 126 million shares of the Predecessor’s common stock were repurchased for an aggregate purchase price of $4.289 billion on June 4, 2007 utilizing proceeds from the Credit Agreement and subsequently retired.

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On December 20, 2007, the Predecessor completed its merger with Merger Sub, with the Predecessor surviving the Merger. Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01 per share, issued and outstanding immediately prior to the Merger, other than shares held by the Predecessor, the ESOP or Merger Sub immediately prior to the Merger (in each case, other than shares held on behalf of third parties) and shares held by shareholders who validly exercised appraisal rights, was cancelled and automatically converted into the right to receive $34.00, without interest and less any applicable withholding taxes, and the Predecessor became wholly-owned by the ESOP. As a result, the Predecessor repurchased approximately 119 million shares for an aggregate purchase price of $4.032 billion.

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In the Merger, the Zell Entity received cash for the shares of the Predecessor’s common stock it had acquired pursuant to the Zell Entity Purchase Agreement and the Predecessor repaid the exchangeable promissory note held by the Zell Entity including approximately $6 million of accrued interest. In addition, the Predecessor paid to the Zell Entity a total of $5 million in legal fee reimbursements, of which $3 million was previously paid following the Share Repurchase described above. Following the consummation of the Merger, the Zell Entity purchased, for an aggregate of $315 million, a $255 million subordinated promissory note at stated interest rate of 4.64% and a 15-year warrant (the “Predecessor Warrants”). For accounting purposes, the subordinated promissory note and 15-year warrant were recorded at fair value of $255 million based on the relative fair value method. The warrant entitled the Zell Entity to purchase 43,478,261 shares of the Predecessor’s common stock (subject to adjustment), which then represented approximately 40% of the economic equity interest in the Predecessor following the Merger (on a fully-diluted basis, including after giving effect to share equivalents granted under a new management equity incentive plan which is described in Note 17). The warrant had an initial aggregate exercise price of $500 million, increasing by $10 million per year for the first 10 years of the warrant, for a maximum aggregate exercise price of $600 million (subject to adjustment). Thereafter and prior to the Petition Date, the Zell Entity assigned minority interests in the initial subordinated promissory note and the warrant, totaling approximately $65 million of the aggregate principal amount of the subordinated promissory note and warrants to purchase 12,611,610 shares, to certain permitted assignees, including entities controlled by certain members of the Predecessor’s board of directors and certain senior employees of Equity Group Investments, LLC (“EGI”), an affiliate of the Zell Entity. The subordinated promissory notes, which included $10 million of payable-in-kind interest recorded in 2008, were included in liabilities subject to compromise in the Predecessor’s Consolidated Balance Sheet at December 30, 2012. On the Effective Date, in accordance with the terms of the Plan, the warrants were cancelled and the $225 million subordinated promissory notes (including accrued and unpaid interest) were terminated and extinguished.

The Leveraged ESOP Transactions and certain debt financings were the subject of extensive review by the Debtors, including substantial document review and legal and factual analyses of these transactions as a result of the prepetition debt incurred and payments made by the Company in connection therewith. Additionally, the Creditors’ Committee and certain other constituencies undertook their own reviews and due diligence concerning these transactions, with which the Debtors cooperated.
On November 1, 2010, with authorization from the Bankruptcy Court, the Creditors’ Committee initiated two adversary proceedings: Official Comm. Of Unsecured Creditors v. JPMorgan Chase Bank, N.A. (In re Tribune Co.), Case No. 10-53963, (the “JPMorgan Complaint”) and Official Comm. Of Unsecured Creditors v. FitzSimons (In re Tribune Co.), Case No. 10-54010 (as subsequently modified, the “FitzSimons Complaint”), which assert claims and causes of action related to the Leveraged ESOP Transactions including, among other things, breach of duty, disgorgement, professional malpractice, constructive and intentional fraudulent transfer, and preferential transfer actions against certain of Tribune Company’s senior lenders and various non-lender parties, including current and former directors and officers of Tribune Company and its subsidiaries, certain advisors, certain former shareholders of Tribune Company and Samuel Zell and related entities. The Bankruptcy Court imposed a stay of proceedings with respect to the JPMorgan Complaint and the FitzSimons Complaint. With limited exceptions, the claims and causes of action set forth in the JPMorgan Complaint against JPMorgan and other senior lenders named as defendants therein were settled pursuant to the Plan. For administrative ease in effectuating the settlement embodied in the Plan, on April 2, 2012, the Creditors’ Committee initiated an additional adversary proceeding relating to the Leveraged ESOP Transactions against certain advisors to the Company, captioned Official Comm. Of Unsecured Creditors v. Citigroup Global Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. (In re Tribune Co.), Case No. 12-50446, (the “Committee Advisor Complaint”). The Committee Advisor Complaint re-states certain counts of the JPMorgan Complaint and seeks to avoid and recover the advisor fees paid to the defendants in connection with the Leveraged ESOP Transactions as alleged fraudulent and preferential transfers, seeks compensatory damages against the defendants for allegedly aiding and abetting breaches of fiduciary duty by the Company’s directors and officers, and seeks damages for professional malpractice against the defendants. The claims and causes of action set forth in the FitzSimons Complaint and the Committee Advisor Complaint were preserved under the Plan and transferred to the Litigation Trust established pursuant to the Plan. Pursuant to certain agreements between Reorganized Tribune Company and the Litigation Trust, Reorganized Tribune Company is required to reasonably cooperate with the Litigation Trustee in connection with the Litigation Trustee’s pursuit of these and other Litigation Trust Preserved Causes of Action by providing reasonable access to records and information relating thereto.
On or about June 2, 2011, Deutsche Bank, Law Debenture and WTC, as indenture trustees for Tribune Company’s senior noteholders and PHONES, and, separately, certain retirees, filed approximately 50 complaints in over 20 different federal and state courts, seeking to recover amounts paid to all former shareholders of Tribune Company whose stock was purchased or cash settled in conjunction with the Leveraged ESOP Transactions under state law constructive fraudulent transfer causes of action (collectively and as subsequently amended, the “SLCFC Actions”). Those complaints named over 2,000 individuals and entities as defendants, included thousands of “doe” defendants, and also asserted defendant class actions against the balance of the approximately 38,000 individuals or entities who held stock that was purchased or redeemed via the Leveraged ESOP Transactions. The named defendants also included a Debtor subsidiary of Reorganized Tribune Company, certain current employees of Reorganized Tribune Company and certain benefit plans of Reorganized Tribune Company. The SLCFC Actions were independent of the Litigation Trust Preserved Causes of Action and were brought for the sole benefit of the senior noteholders and PHONES and/or certain retirees and not for the benefit of all of the Company’s creditors.
On August 16, 2011, the plaintiffs in the SLCFC Actions filed a motion to have all the SLCFC Actions removed to federal court during the pre-trial stages through multi-district litigation (“MDL”) proceedings before a single judge. All but one of these actions were transferred on December 19, 2011 (or by additional orders filed in early January 2012) to the United States District Court for the Southern District of New York (the “NY District Court”) under the consolidated docket numbers 1:11-md-02296 and 1:12-mc-02296 for pre-trial proceedings. The NY District Court entered a case management order on February 23, 2012 allowing all pending motions to amend the complaints in the SLCFC Actions and directing the defendants to form an executive committee representing defendants with aligned common interests. The NY District Court imposed a stay of proceedings with respect to the SLCFC Actions for all other purposes. The one SLCFC Action that was not transferred to the NY District Court is pending before a state court. However, no current or former employees, directors, officers or subsidiaries of Reorganized Tribune Company are named defendants in that action.
In related actions, on December 19, 2011, the Zell Entity and related entities filed two lawsuits in Illinois state court alleging constructive fraudulent transfer against former shareholders of Tribune Company. These suits proposed to protect the Zell Entity’s right to share in any recovery from fraudulent conveyance actions against former shareholders. These actions were independent of the Litigation Trust Preserved Causes of Action. By order dated June 11, 2012, the MDL panel transferred one of the lawsuits to the NY District Court to be heard with the consolidated SLCFC Actions in the MDL proceedings, while the other was subsequently voluntarily dismissed.
On March 15, 2012, the Bankruptcy Court entered an order, effective June 1, 2012, lifting the stay in each of the SLCFC Actions and the FitzSimons Complaint. On March 20, 2012, the MDL panel entered an order transferring the FitzSimons Complaint to the NY District Court to be heard with the consolidated SLCFC Actions in the MDL proceedings. By order dated August 3, 2012, the MDL panel transferred the Committee Advisor Complaint to the NY District Court to be heard with the FitzSimons Complaint and the consolidated SLCFC Actions in the MDL proceedings. By order dated May 21, 2013, the MDL panel transferred 18 Preference Actions (as defined and described below) seeking to recover certain payments made by Tribune Company to certain of its current and former executives in connection with the Leveraged ESOP Transactions from the Bankruptcy Court to the NY District Court for coordinated or consolidated pretrial proceedings with the other MDL proceedings.
The NY District Court presiding over the MDL proceedings held a case management conference on July 10, 2012 for the purpose of establishing the organizational structure of the cases, a schedule for motions to dismiss and discovery and other issues related to the administration of such proceedings, but otherwise stayed all other activity. On September 7, 2012, the NY District Court issued a case management order (“Master Case Order No. 3”) designating liaison counsel for the plaintiffs and various defendant groups and approved the formation of the executive committee for plaintiffs’ counsel and defendants’ counsel. In accordance with Master Case Order No. 3, counsel for the defendants filed motions to dismiss the SLCFC Actions based on certain statutory and jurisdictional defenses (the “Phase One Motions to Dismiss”). The plaintiffs filed their responses to the Phase One Motions to Dismiss on December 21, 2012. The NY District Court heard oral arguments on the Phase One Motions to Dismiss on May 23, 2013 and on May 29, 2013 issued an order denying certain of those motions in their entirety and reserving a decision on certain defenses raised by the defendants. On September 23, 2013, the NY District Court entered an order dismissing the SLCFC Actions (except for the one action, pending in California state court, which had not been transferred to the MDL) and the related action filed by the Zell Entity that was consolidated with the SLCFC Actions. The plaintiffs in the SLCFC Actions filed a notice of appeal of that order on September 30, 2013. The defendants’ liaison counsel filed a joint notice of cross-appeal of that order on behalf of all represented defendants on October 28, 2013. The U.S. Court of Appeals for the Second Circuit heard oral arguments on the appeals on November 5, 2014. The appeals remain pending. No appeal of the order was lodged by the Zell Entity.
On June 4, 2013, the Litigation Trustee sought leave from the NY District Court to amend the FitzSimons Complaint and the Committee Advisor Complaint. The NY District Court granted that request on July 22, 2013, and the FitzSimons Complaint was amended on August 2, 2013 and the Committee Advisor Complaint was amended on August 13, 2013. On November 20, 2013, the NY District Court issued a case management order (“Master Case Order No. 4”), which authorized the Litigation Trustee to continue the FitzSimons Complaint in accordance with a court-ordered protocol. Thereafter, pursuant to Master Case Order No. 4, the Litigation Trustee voluntarily dismissed the FitzSimons Complaint against certain former shareholder defendants who received less than $50,000 on account of their Tribune Company common stock in connection with the Leveraged ESOP Transactions. On February 28, 2014, the NY District Court entered an order establishing a second protocol pursuant to Master Case Order No. 4 (the “Joint Dismissal Protocol”) providing for the potential voluntary dismissal of certain defendants from the FitzSimons Complaint if the amounts such defendants received on account of their Tribune Company common stock in connection with the Leveraged ESOP Transactions were below certain thresholds. Pursuant to the Joint Dismissal Protocol, the Litigation Trustee voluntarily dismissed the FitzSimons Complaint against certain additional former shareholder defendants. On April 24, 2014, the NY District Court entered an order establishing a third protocol pursuant to Master Case Order No. 4 (the “Conduit Protocol”) providing for the potential voluntary dismissal of certain defendants from the FitzSimons Complaint if such defendants were “mere conduits” and not transferees of transfers to holders of Tribune Company common stock in connection with the Leveraged ESOP Transactions. Pursuant to the Conduit Protocol, the Litigation Trustee voluntarily dismissed the FitzSimons Complaint against certain defendants and eliminated certain transfer amounts listed in the FitzSimons Complaint for which the corresponding defendants were mere conduits. Also on April 24, 2014, the NY District Court entered an order establishing a schedule and procedures for defendants and the Litigation Trustee to brief additional motions to dismiss the FitzSimons Complaint and the Committee Advisor Complaint (the “Phase Two Motions to Dismiss”). Briefing on the first of the contemplated Phase Two Motions to Dismiss, which sought to dismiss Count I of the FitzSimons Complaint against all former shareholder defendants, was completed on or about July 3, 2014 and that motion remains under advisement with the NY District Court.
Preference Actions—The Debtors and the Creditors’ Committee commenced numerous avoidance actions seeking to avoid and recover certain transfers that had been made to or for the benefit of various creditors within the 90 days prior to the Petition Date (or one year prior to the Petition Date, in the case of transfers to or for the benefit of current or former alleged “insiders,” as defined in the Bankruptcy Code, of the Debtors), which are commonly known as preference actions (the “Preference Actions”), shortly before the statute of limitation for bringing such actions expired on December 8, 2010. The Preference Actions for which the Debtors or Creditors’ Committee filed complaints were stayed by order of the Bankruptcy Court upon their filing.
Certain of the Preference Actions brought or tolled by the Creditors’ Committee were preserved and transferred to the Litigation Trust on or after the Effective Date. Certain of those Preference Actions were dismissed by the Litigation Trustee and, as noted above, 18 of those Preference Actions were transferred to the NY District Court for coordinated or consolidated pretrial proceedings with the other MDL proceedings. The Preference Actions that were transferred to the Litigation Trust, if successful, will inure to the benefit of the Debtors’ creditors that received interests in the Litigation Trust pursuant to the terms of the Plan. Certain other Preference Actions brought or tolled by the Creditors’ Committee were transferred to the Reorganized Debtors on or after the Effective Date. Those Preference Actions, along with the Preference Actions that were originally commenced by the Debtors and retained by the Reorganized Debtors pursuant to the Plan, have all been dismissed by the Reorganized Debtors, and the tolling agreements involving the Preference Actions that were transferred to or retained by the Reorganized Debtors have also been terminated or allowed to expire.
As part of the Chapter 11 claims process, a number of the Company’s former directors and officers who have been named in the FitzSimons Complaint and/or the Preference Actions that were transferred to the Litigation Trust have filed indemnity and other related claims against the Company for claims brought against them in these lawsuits. Under the Plan, such indemnity-type claims against the Company must be set off against any recovery by the Litigation Trust against any of the directors and officers, and the Litigation Trust is authorized to object to the allowance of any such indemnity-type claims.
Resolution of Outstanding Prepetition Claims—Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against a debtor, including most actions to collect prepetition indebtedness or to exercise control over the property of the debtor’s estate. Substantially all prepetition liabilities are subject to compromise under a plan of reorganization approved by the Bankruptcy Court. Shortly after commencing their Chapter 11 proceedings, the Debtors notified all known current or potential creditors of the Chapter 11 filings.
On March 23, 2009, the Debtors filed initial schedules with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date and Tribune CNLBC filed its initial schedules of assets and liabilities in October 2009 (as subsequently amended, the “Schedules of Assets and Liabilities”). The Schedules of Assets and Liabilities contain information identifying the Debtors’ executory contracts and unexpired leases, the creditors that may hold claims against the Debtors and the nature of such claims. On March 25, 2009, the Bankruptcy Court set June 12, 2009 as the general bar date, which was the final date by which most entities that wished to assert a prepetition claim against the Debtors were required to file a proof of claim in writing. On June 7, 2010, the Bankruptcy Court set July 26, 2010 as the general bar date for filing certain proofs of claim against Tribune CNLBC.
ASC Topic 852, “Reorganizations” requires that the financial statements for periods subsequent to the filing of the Chapter 11 Petitions distinguish transactions and events that are directly associated with the reorganization from the operations of the business.
As of the Effective Date, approximately 7,400 proofs of claim had been filed against the Debtors. Additional claims were filed after the Effective Date, including to amend or supplement previously filed claims. Additional claims were also included in the Debtors’ respective Schedules of Assets and Liabilities which were filed with the Bankruptcy Court. Amounts and payment terms for these claims, if applicable, were established in the Plan. The filed proofs of claim asserted liabilities in excess of the amounts reflected in liabilities subject to compromise in the Predecessor’s Consolidated Balance Sheet at December 30, 2012 plus certain additional unliquidated and/or contingent amounts. During the Debtors’ Chapter 11 proceedings, the Debtors investigated the differences between the claim amounts recorded by the Debtors and claims filed by creditors. As of February 29, 2016, approximately 3,292 proofs of claim had been withdrawn or expunged as a result of the Debtors’ evaluation of the filed proofs of claim and their efforts to reduce and/or eliminate invalid, duplicative and/or over-stated claims. In addition, approximately 3,750 proofs of claim had been settled or otherwise satisfied pursuant to the terms of the Plan. However, as of February 29, 2016, 413 proofs of claim remain subject to further evaluation by Reorganized Tribune Company and further adjustments, of which 3 proofs of claim relate to Tribune Publishing Debtor cases and were assumed by Tribune Publishing in connection with the Publishing Spin-off. Adjustments may result from, among other things, negotiations with creditors, further orders of the Bankruptcy Court and, in certain instances, litigation. The ultimate amounts to be paid in settlement of each of these claims will continue to be subject to uncertainty for a period of time after the Effective Date. Although the allowed amount of these unresolved claims has not been determined, the Predecessor’s liabilities subject to compromise associated with these unresolved claims, if any, have been discharged upon emergence from Chapter 11 in exchange for the treatment outlined in the Plan.
Pursuant to the terms of the Plan and subject to certain specified exceptions, on the Effective Date, all executory contracts or unexpired leases of the Debtors that were not previously assumed or rejected pursuant to Section 365 of the Bankruptcy Code or rejected pursuant to the Plan were deemed assumed in accordance with, and subject to, the provisions and requirements of Sections 365 and 1123 of the Bankruptcy Code.
Reorganization Items, Net—ASC Topic 852 requires that the financial statements for periods subsequent to the filing of the Chapter 11 Petitions distinguish transactions and events that are directly associated with the reorganization from the operations of the business. Accordingly, revenues, expenses (including professional fees), realized gains and losses, and provisions for losses directly associated with the reorganization and restructuring of the business are reported in reorganization items, net in the Successor’s and Predecessor’s Consolidated Statements of Operations included herein. Reorganization costs generally include provisions and adjustments to reflect the carrying value of certain prepetition liabilities at their estimated allowable claim amounts. Reorganization costs also include professional advisory fees and other costs directly associated with the Debtors’ Chapter 11 cases.
Reorganization items, net included in the Successor’s Consolidated Statements of Operations for each of the three years in the period ended December 31, 2015 and in the Predecessor’s Consolidated Statements of Operations for December 31, 2012 consisted of the following (in thousands):

	Successor			Predecessor
	2015	2014	2013	December 31, 2012
Reorganization costs, net:
Professional advisory fees	$270	$4,272	$13,515	$—
Contract rejections and claim settlements	222	575	(446)	—
Other	1,045	2,421	3,862	—
Total reorganization costs, net	1,537	7,268	16,931	—
Reorganization adjustments, net	—	—	—	(4,734,050)
Fresh-start reporting adjustments, net	—	—	—	(3,550,264)
Total reorganization items, net	$1,537	$7,268	$16,931	$(8,284,314)

As provided by the Bankruptcy Code, the Office of the United States Trustee for Region 3 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “the Creditors’ Committee”) on December 18, 2008. Prior to the Effective Date, the Creditors’ Committee was entitled to be heard on most matters that came before the Bankruptcy Court with respect to the Debtors’ Chapter 11 cases. Among other things, the Creditors’ Committee consulted with the Debtors regarding the administration of the Debtors’ Chapter 11 cases, investigated matters relevant to the Chapter 11 cases, including the formulation of the Plan, advised unsecured creditors regarding the Chapter 11 cases, and generally performed any other services as were in the interests of the Debtors’ unsecured creditors. The Debtors were required to bear certain of the Creditors’ Committee’s costs and expenses, including those of their counsel and other professional advisors. Such costs are included in the Successor’s and Predecessor’s professional advisory fees. The appointment of the Creditors’ Committee terminated on the Effective Date, except with respect to the preparation and prosecution of the Creditors’ Committee’s requests for the payment of professional advisory fees and reimbursement of expenses, the evaluation of fee and expense requests of other parties, and the transfer of certain documents, information and privileges from the Creditors’ Committee to the Litigation Trust. Professional and advisory fees included in the above summary for 2013 also pertained to the post-emergence activities related to the implementation of the Plan and other transition costs attributable to the reorganization and the resolution of unresolved claims.
Other reorganization costs for 2015, 2014, 2013 and for December 31, 2012 pertained to administrative expenses directly related to the reorganization, including fees paid to the U.S. Trustee and the bankruptcy voting and claims administration agent.
The Company expects to continue to incur certain expenses pertaining to the Chapter 11 proceedings throughout 2016 and potentially in future periods. These expenses will include primarily professional advisory fees and other costs related to the resolution of unresolved claims.
Other reorganization items include adjustments recorded to reflect changes in the Predecessor’s capital structure as a consequence of the reorganization under Chapter 11 as well as adjustments recorded to reflect changes in the fair value of assets and liabilities as a result of the adoption of fresh-start reporting in accordance with ASC Topic 852 as of the Effective Date (see Note 4 for further information).
Operating net cash outflows resulting from reorganization costs for 2015, 2014, and 2013 and for December 31, 2012 totaled $3 million, $8 million, $132 million and $74 million, respectively, and were principally for the payment of professional advisory fees and other fees in each year. All other items included in reorganization costs in 2015, 2014, and 2013 and for December 31, 2012 are primarily non-cash adjustments.
The Predecessor’s Consolidated Statement of Operations for December 31, 2012 included other reorganization items totaling $8.284 billion before taxes ($7.214 billion after taxes) arising from reorganization and fresh-start reporting adjustments, exclusive of a $104 million loss reflected in income (loss) from discontinued operations, net of taxes. Reorganization adjustments, which were recorded to reflect the settlement of prepetition liabilities and changes in the Predecessor’s capital structure arising from the implementation of the Plan, resulted in a net reorganization gain of $4.734 billion before taxes ($4.552 billion after taxes), exclusive of a $9 million loss reflected in income (loss) from discontinued operations, net of taxes. Fresh-start reporting adjustments, which were recorded as a result of the adoption of fresh-start reporting as of the Effective Date in accordance with ASC Topic 852, resulted in a net gain of $3.550 billion before taxes ($2.662 billion after taxes), exclusive of a $95 million loss reflected in income (loss) from discontinued operations, net of taxes. The net gain resulted primarily from adjusting the Predecessor’s net carrying values for certain assets and liabilities to their fair values in accordance with ASC Topic 805, “Business Combinations,” recording related adjustments to deferred income taxes and eliminating the Predecessor’s accumulated other comprehensive income (loss) as of the Effective Date. See Note 4 for additional information regarding these other reorganization items.
NOTE 4: FRESH-START REPORTING
Financial Statement Presentation—Reorganized Tribune Company adopted fresh-start reporting on the Effective Date in accordance with ASC Topic 852. All conditions required for the adoption of fresh-start reporting were satisfied by Reorganized Tribune Company on the Effective Date as (i) the ESOP, the holder of all of the Predecessor’s voting shares immediately before confirmation of the Plan, did not receive any voting shares of Reorganized Tribune Company or any other distributions under the Plan, and (ii) the reorganization value of the Predecessor’s assets was less than the postpetition liabilities and allowed prepetition claims.
The adoption of fresh-start reporting by Reorganized Tribune Company resulted in a new reporting entity for financial reporting purposes reflecting the Successor’s capital structure and with no beginning retained earnings (deficit) as of the Effective Date. Any presentation of the Company’s consolidated financial statements as of and for periods subsequent to the Effective Date represents the financial position, results of operations and cash flows of a new reporting entity and will not be comparable to any presentation of the Predecessor’s consolidated financial statements as of and for periods prior to the Effective Date, and the adoption of fresh-start reporting. The accompanying consolidated financial statements as of and for the year ended December 30, 2012 have not been adjusted to reflect any changes in the Predecessor’s capital structure as a result of the Plan nor have they been adjusted to reflect any changes in the fair value of assets and liabilities as a result of the adoption of fresh-start reporting.
In accordance with ASC Topic 852, the Predecessor’s Consolidated Statement of Operations for December 31, 2012 includes only (i) reorganization adjustments which resulted in a net gain of $4.734 billion before taxes ($4.552 billion after taxes), exclusive of a $9 million loss reflected in income (loss) from discontinued operations, net of taxes and (ii) fresh-start reporting adjustments which resulted in a net gain of $3.550 billion before taxes ($2.662 billion after taxes), exclusive of a $95 million loss reflected in income (loss) from discontinued operations, net of taxes. These adjustments are further summarized and described below. The Predecessor’s Consolidated Statements of Operations and Cash Flows for December 31, 2012 exclude the results of operations and cash flows arising from the Predecessor’s business operations on December 31, 2012. Because the Predecessor’s December 31, 2012 results of operations and cash flows were not material, the Company elected to report them as part of Reorganized Tribune Company’s results of operations and cash flows for the first quarter of 2013.
Enterprise Value/Reorganization Value—ASC Topic 852 requires, among other things, a determination of the entity’s reorganization value and an allocation of such reorganization value, as of the Effective Date, to the fair value of its tangible assets, finite-lived intangible assets and indefinite-lived intangible assets in accordance with the provisions of ASC Topic 805. The reorganization value represents the amount of resources available, or that become available, for the satisfaction of postpetition liabilities and allowed prepetition claims, as negotiated between the entity’s debtors and their creditors. This value is viewed as the fair value of the entity before considering liabilities and is intended to approximate the amount a willing buyer would pay for the assets of the entity immediately after emergence from bankruptcy. In connection with the Debtors’ Chapter 11 cases, the Debtors’ financial advisor undertook a valuation analysis to determine the value available for distribution to holders of allowed prepetition claims. The distributable value of Reorganized Tribune was determined utilizing a combination of enterprise valuation methodologies, including a comparable company analysis, a discounted cash flow (“DCF”) analysis and a precedent transaction analysis, plus the estimated cash on hand as of the measurement date and the estimated fair value of the Company’s investments. The enterprise valuation methodologies are further described in the “Methodology, Analysis and Assumptions” section below. Based on then current and anticipated economic conditions and the direct impact of these conditions on Reorganized Tribune Company’s business, this analysis estimated a range of distributable value from the Debtors’ estates from $6.917 billion to $7.826 billion with an approximate mid-point of $7.372 billion. The confirmed Plan contemplates a distributable value of Reorganized Tribune Company of $7.372 billion. The distributable value implies an initial equity value for Reorganized Tribune Company of $4.536 billion after reducing the distributable value for cash distributed (or to be distributed) pursuant to the Plan and $1.100 billion of new debt. This initial equity value was the basis for determining the reorganization value in accordance with ASC Topic 805. The calculation of reorganization value is further described in the “Fresh-Start Condensed Consolidated Balance Sheet” section below.
Methodology, Analysis and Assumptions—The comparable company valuation analysis methodology estimates the enterprise value of a company based on a relative comparison with publicly traded companies with similar operating and financial characteristics to the subject company. Under this methodology, the Company’s financial advisor determined a range of multiples of revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) to calculate the enterprise values of the Company’s publishing and broadcasting segments. The DCF analysis is a forward-looking enterprise valuation methodology that estimates the value of an asset or business by calculating the expected future cash flows to be generated by that asset or business. Under this methodology, projected future cash flows are discounted by the enterprise’s weighted average cost of capital (“WACC”). The WACC reflects the estimated blended rate of return that would be required by debt and equity investors to invest in the enterprise based on its capital structure. Utilizing the DCF analysis, the enterprise values of the Company’s publishing and broadcasting segments were determined by calculating the present value of the projected unlevered after-tax free cash flows through 2015 plus an estimate for the value of each segment for the period beyond 2015 known as the terminal value. The terminal value was derived by either applying a multiple to the projected EBITDA for the final year of the projection period (2015) or capitalizing the projected unlevered after-tax free cash flow in the same projection period using the WACC and an assumed perpetual growth rate, discounted back to the valuation date using the WACC, as appropriate. The precedent transactions valuation methodology is based on the enterprise values of companies involved in public merger and acquisition transactions that have operating and financial characteristics similar to the subject company. Under this methodology, the enterprise value is determined by an analysis of the consideration paid and the debt assumed in the identified merger and acquisition transactions and is usually expressed as a multiple of revenues or EBITDA. Utilizing this analysis, the Company’s financial advisor determined a range of multiples of EBITDA for the trailing 12 months from the measurement date to calculate the enterprise value for the Company’s broadcasting segment. The precedent transactions valuation methodology was not used for the Company’s publishing segment due to the lack of relevant transactions.
The Company’s financial advisor applied a weighted average of the above enterprise valuation methodologies to calculate the estimated ranges of enterprise values for the Company’s publishing and broadcasting segments. The relative weighting of each valuation methodology was based on the amount of publicly available information to determine the inputs used in the calculations. In addition, the Company’s financial advisor utilized a combination of these enterprise valuation methodologies, primarily the comparable company valuation analysis methodology, to calculate the estimated ranges of fair values of the Company’s investments. The ranges of enterprise values for the Company’s publishing and broadcasting segments and estimated fair values of the Company’s investments were added to the estimated cash on hand as of the measurement date to determine the estimated range of distributable value noted above.
Fresh-Start Condensed Consolidated Balance Sheet—The table below summarizes the Predecessor’s December 30, 2012 Condensed Consolidated Balance Sheet, the reorganization and fresh-start reporting adjustments that were made to that balance sheet as of December 31, 2012, and the resulting Successor’s Condensed Consolidated Balance Sheet as of December 31, 2012.
Condensed Consolidated Balance Sheets at December 30, 2012 and December 31, 2012
(In thousands of dollars)

	Predecessor At December 30, 2012	Reorganization Adjustments		Fresh-Start Adjustments		Successor At December 31, 2012
Assets
Current Assets
Cash and cash equivalents	$2,284,426	$(1,853,852)	(1)	$—		$430,574
Accounts receivable, net	491,164	—		—		491,164
Inventories	22,249	—		(3,901)	(6)	18,348
Broadcast rights	151,576	—		(22,705)	(6)	128,871
Income taxes receivable	65,475	—		—		65,475
Restricted cash and cash equivalents	—	186,823	(1)	—		186,823
Prepaid expenses and other	82,453	83,021	(1)(3)	(4,003)	(6)	161,471
Total current assets	3,097,343	(1,584,008)		(30,609)		1,482,726
Properties
Property, plant and equipment	2,925,355	—		(2,048,186)	(6)	877,169
Accumulated depreciation	(1,930,728)	—		1,930,728	(6)	—
Net properties	994,627	—		(117,458)		877,169
Other Assets
Broadcast rights	80,945	—		(16,700)	(6)	64,245
Goodwill	409,432	—		1,992,594	(6)(7)	2,402,026
Other intangible assets, net	360,479	—		1,187,455	(6)	1,547,934
Restricted cash and cash equivalents	727,468	(727,468)	(1)	—		—
Assets held for sale	8,853	—		1,247	(6)	10,100
Investments	605,420	—		1,618,893	(6)	2,224,313
Other	66,469	11,242	(5)	(12,944)	(6)	64,767
Total other assets	2,259,066	(716,226)		4,770,545		6,313,385
Total assets	$6,351,036	$(2,300,234)		$4,622,478		$8,673,280

Condensed Consolidated Balance Sheets at December 30, 2012 and December 31, 2012 (Continued)
(In thousands of dollars)

	Predecessor At December 30, 2012	Reorganization Adjustments		Fresh-Start Adjustments		Successor At December 31, 2012
Liabilities and Shareholder’s Equity (Deficit)
Current Liabilities
Current portion of term loan	$—	$6,843	(5)	$—		$6,843
Accrued reorganization costs	102,191	24,791	(1)(4)	—		126,982
Employee compensation and benefits	171,012	6,103	(1)(4)	—		177,115
Contracts payable for broadcast rights	109,894	61,595	(4)	(19,272)	(6)	152,217
Income taxes payable	1,605	58,485	(1)(4)	—		60,090
Deferred revenue	76,909	—		(170)	(6)	76,739
Accounts payable, accrued expenses and other current liabilities	141,845	95,392	(1)(4)(5)	(8,842)	(6)	228,395
Total current liabilities	603,456	253,209		(28,284)		828,381
Non-Current Liabilities
Term loan	—	1,082,157	(5)	—		1,082,157
Deferred income taxes	50,635	293,718	(1)(3)	969,399	(6)	1,313,752
Contracts payable for broadcast rights	67,839	21,791	(4)	(7,701)	(6)	81,929
Contract intangibles	—	—		227,017	(6)	227,017
Pension obligations and postretirement and other benefits, net	540,618	9,763	(1)(4)	—		550,381
Other obligations	57,632	9,033	(1)(4)	(13,002)	(6)	53,663
Total non-current liabilities	716,724	1,416,462		1,175,713		3,308,899
Liabilities Subject to Compromise	13,049,204	(13,049,204)	(1)(4)	—		—
Common Shares Held by ESOP, net of Unearned Compensation	36,680	(36,680)	(2)	—		—
Shareholder’s Equity (Deficit)
Common stock and additional paid-in capital	—	—		—		—
Stock purchase warrants	255,000	(255,000)	(2)	—		—
Retained earnings (deficit)	(7,401,904)	4,834,979	(1)(2)	2,566,925	(6)	—
Accumulated other comprehensive income (loss)	(908,124)	—		908,124	(6)	—
Common stock – Reorganized Tribune Company	—	83	(1)	—		83
Additional paid-in capital – Reorganized Tribune Company	—	4,535,917	(1)	—		4,535,917
Total shareholder’s equity (deficit)	(8,055,028)	9,115,979		3,475,049		4,536,000
Total liabilities and shareholder’s equity (deficit)	$6,351,036	$(2,300,234)		$4,622,478		$8,673,280

(1)
Reflects adjustments arising from implementation of the Plan, including the settlement of prepetition liabilities, the transfer of cash to certain restricted accounts for the limited purpose of funding certain claim payments and professional fees, the cancellation of the Company’s existing common stock and stock purchase warrants and distributions of cash and issuance of Common Stock and Warrants to its creditors. The Predecessor’s Consolidated Statement of Operations for December 31, 2012 includes a net pretax gain of $4.739 billion ($4.543 billion after taxes), including a $5 million gain ($9 million loss after taxes) recorded in income (loss) from discontinued operations, net of taxes, to reflect these changes in the Predecessor’s capital structure arising from the implementation of the Plan and is comprised of the following adjustments (in thousands):

Liabilities subject to compromise on the Effective Date	$13,049,204
Less: Liabilities assumed and reinstated on the Effective Date	(169,513)
Less: Liabilities for prepetition claims to be settled subsequent to the Effective Date and other adjustments	(50,488)
Liabilities subject to compromise and settled on the Effective Date	12,829,203
Less: Cash distributions on settled claims	(3,515,996)
Less: Issuance of Common Stock and Warrants	(4,536,000)
Gain on settlement of liabilities subject to compromise	4,777,207
Less: Valuation allowance on non-interest bearing loan to the Litigation Trust	(20,000)
Less: Professional advisory fees incurred due to emergence from Chapter 11	(14,136)
Less: Other reorganization adjustments, net	(4,372)
Total reorganization adjustments before taxes	4,738,699
Less: Income taxes on reorganization adjustments	(195,400)
Net reorganization gain after taxes (1)	$4,543,299

(1)	Net reorganization gain after taxes includes a $9 million loss reflected in income (loss) from discontinued operations, net of taxes.
On the Effective Date, Reorganized Tribune Company assumed and reinstated $170 million of liabilities that were previously classified as liabilities subject to compromise at December 30, 2012 in accordance with the terms of the Plan. Such liabilities included an aggregate of $89 million related to contracts for broadcast rights, income taxes payable of $65 million, and other liabilities of $16 million. Reorganized Tribune Company also reinstated $50 million of prepetition liabilities allowed by the Bankruptcy Court at the expected settlement amount outlined in the Plan that have been or will be settled subsequent to the Effective Date utilizing $187 million in distributable cash that was transferred to certain restricted accounts on the Effective Date (see below).
In the aggregate, Reorganized Tribune Company settled $12.829 billion of liabilities subject to compromise for approximately $3.516 billion of cash, approximately 100 million shares of Common Stock and Warrants with a fair value determined pursuant to the Plan of $4.536 billion and interests in the Litigation Trust. This resulted in a pretax gain on settlement of liabilities subject to compromise of $4.777 billion. The cash distributed included $727 million that was classified as restricted cash and cash equivalents in the Predecessor’s Consolidated Balance Sheet at December 30, 2012 and the proceeds from a term loan (see Note 10). In addition, Reorganized Tribune Company transferred $187 million of cash to restricted accounts for the limited purpose of funding certain future claim payments and professional fees. At December 31, 2015, restricted cash held by Reorganized Tribune Company to satisfy the remaining claim obligations was $18 million.
On the Effective Date, Reorganized Tribune Company made a non-interest bearing loan of $20 million in cash to the Litigation Trust pursuant to the Litigation Trust Loan Agreement. The Litigation Trust is required to repay to Reorganized Tribune Company the principal balance of the loan with the proceeds received by the Litigation Trust from the pursuit of the Litigation Trust Preserved Causes of Action only after the first $90 million in proceeds, if any, are disbursed to certain holders of interests in the Litigation Trust. Given the uncertainty involved in the Litigation Trust’s pursuit of the preserved causes of action transferred to it and the timing and amount of principal payments to be received on the non-interest bearing loan, Reorganized Tribune Company recorded a valuation allowance of $20 million against the principal balance of the loan and included the $20 million charge to establish the valuation allowance as a pretax charge in reorganization items, net in the Predecessor’s Consolidated Statement of Operations for December 31, 2012.
Reorganization adjustments for December 31, 2012 included a pretax charge of $14 million primarily for professional advisory fees paid to certain of the Predecessor’s professional advisors on the Effective Date. Such fees were contingent upon Reorganized Tribune Company’s successful emergence from Chapter 11.
Income taxes attributable to the reorganization totaled $195 million, of which $14 million is included in income (loss) from discontinued operations, net of taxes, and principally related to Reorganized Tribune Company’s conversion from a subchapter S corporation to a C corporation under the IRC as well as the income tax treatment of the implementation of the Plan on the Effective Date, including the cancellation of certain prepetition liabilities (see Note 14 for additional information).

(2)
As described in Note 3, in connection with the Debtors’ emergence from Chapter 11, on the Effective Date and in accordance with and subject to the terms of the Plan, (i) the ESOP was deemed terminated in accordance with its terms, (ii) the unpaid principal and interest remaining on the promissory note of the ESOP in favor of the Predecessor was forgiven and (iii) all of the Predecessor’s $0.01 par value common stock held by the ESOP was cancelled, including the 56,521,739 shares held by the ESOP and the 8,294,000 of shares held by the ESOP that were committed for release or allocated to employees at December 30, 2012. In addition, the warrants to purchase 43,478,261 shares of the Predecessor’s $0.01 par value common stock held by the Zell Entity and certain other minority interest holders were cancelled. As a result, the $37 million of common shares held by the ESOP, net of unearned compensation and the $255 million of stock purchase warrants reflected in the Predecessor’s Consolidated Balance Sheet as of December 30, 2012 were eliminated as direct adjustments to retained earnings (deficit) and were not included in the Predecessor’s Consolidated Statement of Operations for December 31, 2012. These direct adjustments to retained earnings (deficit) and the net reorganization gain after taxes of $4.552 billion described in (1) above resulted in a total adjustment to retained earnings (deficit) of $4.835 billion.

(3)	Reflects the conversion of Reorganized Tribune Company from a subchapter S corporation to a C corporation under the IRC.

(4)
Reflects the reclassification of certain liabilities from liabilities subject to compromise upon the assumption of certain executory contracts and unexpired leases, including contracts for broadcast rights.

(5)
On the Effective Date, Reorganized Tribune Company entered into a $1.100 billion secured term loan facility, the proceeds of which were used to fund certain required distributions to creditors under the Plan. The secured term loan facility was issued at a discount of 1% of the principal balance totaling $11 million. See the “Exit Financing Facilities” section of Note 10 for further information related to the secured term loan facility.

The following table summarizes the amounts included in the Successor’s Consolidated Balance Sheet as of December 31, 2012 related to the secured term loan facility (in thousands):

Current portion of term loan:
Portion due within one year	$8,250
Less: Current portion of debt discount	(1,407)
Current portion of term loan	$6,843

Non-current portion of term loan:
Issuance of term loan	$1,100,000
Less: Debt discount of 1%	(11,000)
Less: Current portion of term loan	(6,843)
Non-current portion of term loan	$1,082,157
Prior to the Effective Date, the Predecessor incurred transaction costs totaling $4 million in connection with the Exit Financing Facilities (as defined and described in Note 10). These costs were classified in other assets in the Predecessor’s Consolidated Balance Sheet at December 30, 2012. On the Effective Date, Reorganized Tribune Company incurred additional transaction costs totaling $12 million upon the closing of the Exit Financing Facilities. The Company’s combined transaction costs as of the Effective Date, aggregating $16 million, were scheduled to be amortized to interest expense by Reorganized Tribune Company over the expected terms of the Exit Financing Facilities. On December 27, 2013, the Exit Financing Facilities were extinguished in connection with the Local TV Acquisition (see Notes 5 and 10). As a result, unamortized transaction costs totaling $7 million relating to lenders whose portion of the borrowings under the Exit Financing Facilities was deemed extinguished were written off and included in loss on extinguishment of debt in Reorganized Tribune Company’s Consolidated Statement of Operations for the year ended December 29, 2013.

(6)
The Predecessor’s Consolidated Statement of Operations for December 31, 2012 includes certain adjustments recorded as a result of the adoption of fresh-start reporting in accordance with ASC Topic 852 as of the Effective Date. These fresh-start reporting adjustments resulted in a net pretax gain of $3.372 billion ($2.567 billion after taxes), including a loss of $178 million ($95 million after taxes) reflected in income (loss) from discontinued operations, net of taxes, and primarily resulted from adjusting the Predecessor’s recorded values for certain assets and liabilities to fair values in accordance with ASC Topic 805, recording related adjustments to deferred income taxes, and eliminating the Company’s accumulated other comprehensive income (loss) as of the Effective Date.

The fresh-start reporting adjustments included in the Predecessor’s statement of operations for December 31, 2012 consisted of the following items (in thousands):

Fair value adjustments to net properties	$(116,211)
Fair value adjustments to intangibles	1,186,701
Fair value adjustments to investments	1,615,075
Fair value adjustments to broadcast rights and other contracts	(234,098)
Write-off of Predecessor’s existing goodwill and establish Successor’s goodwill	1,992,594
Other fair value adjustments, net	(1,131)
Elimination of accumulated other comprehensive income (loss)	(1,070,764)
Gain from fresh-start reporting adjustments before taxes	3,372,166
Less: Income taxes attributable to fair value adjustments	(805,241)
Net gain from fresh-start reporting adjustments after taxes (1)	$2,566,925

(1) Net gain from fresh-start reporting adjustments after taxes includes a $95 million loss reflected in income (loss) from discontinued operations, net of taxes.
Property, Plant and Equipment—Property, plant and equipment was adjusted to a fair value aggregating $877 million as of the Effective Date. The fair values of property, plant and equipment were based primarily on valuations obtained from third party valuation specialists principally utilizing the cost and market valuation approaches.
Fresh-start reporting adjustments included the elimination of the Predecessor’s aggregate accumulated depreciation balance as of December 30, 2012.
Identifiable Intangible Assets—The following intangible assets were identified by Reorganized Tribune Company and recorded at fair value based on valuations obtained from third party valuation specialists: newspaper mastheads, FCC licenses, trade name, multi-system cable operator relationships, advertiser relationships, network affiliation agreements, retransmission consent agreements, database systems, customer relationships, advertiser backlogs, operating lease agreements, affiliate agreements, broadcast rights contracts, and other contracts and agreements, including real property leases. The cost, income and market valuation approaches were utilized, as appropriate, to estimate the fair values of these intangible assets. The determination of the fair values of these identifiable intangible assets resulted in a $1.187 billion net increase in intangible assets and a $227 million unfavorable contract intangible liability in the Successor’s Consolidated Balance Sheet at December 31, 2012. The contract intangible liability of $227 million includes $226 million related to net unfavorable broadcast rights contracts and approximately $1 million related to net unfavorable operating lease contracts.
Investments—Reorganized Tribune Company’s investments were adjusted to a fair value aggregating $2.224 billion as of the Effective Date. The fair value of Reorganized Tribune Company’s investments was estimated based on valuations obtained from third parties primarily using the market approach. Of the total fresh-start reporting adjustments relating to investments, $1.108 billion is attributable to Reorganized Tribune Company’s share of theoretical increases in the fair value of amortizable intangible assets had the fair value of the investments been allocated to identifiable intangible assets of the investees in accordance with ASC Topic 805. The differences between the fair value and carrying value of these intangible assets of the investees will be amortized into income on equity investments, net in Reorganized Tribune Company’s statement of operations in future periods.
Accumulated Other Comprehensive Income (Loss)—As indicated above, amounts included in the Predecessor’s accumulated other comprehensive income (loss) at December 30, 2012 were eliminated. As a result, the Company recorded $1.104 billion of previously unrecognized cumulative pretax losses in reorganization items, net and a related income tax benefit of $169 million in the Predecessor’s Consolidated Statement of Operations for December 31, 2012, exclusive of $27 million reflected in income (loss) from discontinued operations, net of taxes.

(7)
As a result of adopting fresh-start reporting, Reorganized Tribune Company established goodwill of $2.402 billion, which represents the excess of reorganization value over amounts assigned to all other assets and liabilities. The following table presents a reconciliation of the enterprise value attributed to Reorganized Tribune Company’s net assets, a determination of the total reorganization value to be allocated to Reorganized Tribune Company’s net assets and the determination of goodwill (in thousands):

Determination of goodwill:
Enterprise value of Reorganized Tribune Company	$5,194,426
Plus: Cash and cash equivalents	430,574
Plus: Fair value of liabilities (excluding debt)	3,048,280
Total reorganization value to be allocated to assets	8,673,280
Less: Fair value assigned to tangible and identifiable intangible assets	(6,271,254)
Reorganization value allocated to goodwill	$2,402,026
Predecessor liabilities at December 30, 2012 of $1.901 billion were also adjusted to fair value in the application of fresh-start reporting resulting in a net increase in liabilities of $1.147 billion (excluding the impact of the new term loan). Increases included the $969 million of deferred income taxes attributable to fair value adjustments and the $227 million contract intangible liability discussed above. These increases were partially offset by reductions in certain other liabilities, including reductions related to real estate lease obligations.